LEASES	12 Months Ended
Dec. 28, 2025
LEASES
LEASES

NOTE 5 – LEASES

In connection with the acquisition of Keegan’s, the Company entered into a lease for approximately 2,800 square feet of restaurant space. The lease has a term of 131 months and provides for an initial base rent of $5,000 per month, with annual increases equal to the greater of 3% or the Consumer Price Index (CPI). Current monthly base rent is $5,628. Variable lease costs consist primarily of property taxes, insurance, certain utility expenses, and sales taxes.

The lease is accounted for as an operating lease. At lease commencement, the Company recorded a right-of-use asset and corresponding operating lease liability of approximately $624,000. The operating lease liability was $458,587 as of December 28, 2025, and $505,626 as of December 29, 2024, discounted using a rate of 3.75%, and is reflected as operating lease liabilities in the accompanying consolidated balance sheets.

Upon acquisition of the PIE assets, the Company entered into a lease for approximately 3,500 square feet of restaurant and bakery production space. The lease has an initial term of 60 months and provides for an initial base rent of $10,000 per month, with a 3% annual escalation beginning after the first 24 months. Current monthly base rent is $10,609. Variable lease costs consist primarily of property taxes, insurance, certain utility expenses, and sales taxes.

The PIE lease includes three five-year renewal options exercisable at the Company’s option. The lease is accounted for as an operating lease. At lease commencement, the Company determined that it is reasonably certain to exercise the initial five-year renewal option and therefore included this period in the lease term. As a result, the Company recorded a right-of-use asset and corresponding operating lease liability of approximately $1,055,000.

The operating lease liability related to the PIE lease was $771,907 as of December 28, 2025 and $847,949 as of December 29, 2024, discounted using a rate of 4.5%, and is reflected as operating lease liabilities in the accompanying consolidated balance sheets.

In May 2025, in connection with the acquisition of Schnitzel Haus, the Company assumed the remaining 44 months of the restaurant’s approximately 4,200-square-foot lease, with a monthly base rent of approximately $5,400.

The Schnitzel Haus lease is accounted for as an operating lease. At lease commencement, the Company recorded a right-of-use asset and corresponding operating lease liability of $182,478. The operating lease liability related to this lease was $122,953 as of December 28, 2025, and $161,774 as of December 29, 2024, discounted using a rate of 6.5%, and is reflected as a liability in the accompanying consolidated balance sheets.

Village Bier Garten Lease –

The Company’s acquisition of Village Bier Garten assets in 2023 included a 60-month triple-net lease for approximately 3,000 square feet of restaurant space. The lease provided for initial rent of approximately $8,200 per month, subject to annual escalation of 3%.

On January 2, 2025, the Company ceased operations at the Village Bier Garten location in Cocoa, Florida and entered into an agreement to assign the lease to a third party. Following the transfer of possession, the assignee operated a restaurant on the premises and made rent payments directly to the landlord for several months, which the landlord accepted. In November 2025, the landlord issued a notice of default alleging nonpayment of rent beginning in August 2025. The landlord subsequently regained possession of the premises denied the Company further access and initiated legal proceedings seeking recovery of amounts allegedly due under the lease. The landlord is currently seeking a replacement tenant.

As a result of the cessation of operations and loss of use of the premises, the Company evaluated the related right-of-use asset for impairment in accordance with ASC 842 and ASC 360 and recorded a full impairment charge of approximately $215,000 during the year ended December 28, 2025.

Given the outstanding litigation seeking acceleration of the unpaid rent under the lease, as of December 28, 2025, the Company has included a net lease liability of approximately $215,000 representing approximately total unpaid lease payments under the full lease term including 2025 in the current amount payable.

The ultimate resolution of the matter is subject to ongoing litigation and may differ from the amounts recorded.

Following is a schedule of the approximate minimum future lease payments on the operating leases as of January 1, 2023, including amounts assuming we exercise to extend leases where we believe that exercise of the option is likely.

The following table presents future minimum lease payments under the Company’s operating leases as of December 28, 2025, including amounts related to the PIE lease, assuming exercise of the initial five-year renewal option, which the Company believes is reasonably certain:

YEAR	Lease Payments
2026	$403,939
2027	322,686
2028	219,824
2029	214,859
2030	215,034
Thereafter	347,669
Total future minimum lease payments	1,724,011
Less - interest	(155,563)
Present value of lease obligations	$1,568,448

The weighted-average remaining lease term of the Company’s operating leases was approximately 5.6 years, and the weighted-average discount rate was approximately 4.50%.

The Company is unable to readily determine the interest rate implicit in its leases. Therefore, the discount rate used represents the Company’s estimated incremental borrowing rate at lease commencement for a similar term, collateralized by the leased assets.

Total operating lease expense was approximately $326,000 and $408,696 for the years ended December 28, 2025, and December 29, 2024, respectively.

Cash paid for amounts included in the measurement of operating lease liabilities totaled approximately $288,000 in 2025 and $330,000 in 2024.

Variable lease costs were approximately $37,000 in 2025 and $57,525 in 2024.

In 2025, we paid approximately $1,350 per month for our corporate office under a month-to-month rental arrangement.